Exhibit 10.5

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

ZYDIS® DEVELOPMENT AND LICENSE AGREEMENT
(Riluzole)

This Zydis® Development and License Agreement (“Agreement”) is made as of this 9th day of March, 2015 (“Effective Date”), by and between Biohaven Pharmaceutical Holding Company Ltd., a corporation duly formed under the laws of the British Virgin Islands (“Client”), and Catalent U.K. Swindon Zydis Limited, a company organized under the laws of Scotland (registered number SC070961), with a place of business at Frankland Road, Blagrove, Swindon, Wiltshire, UK SN5 8YG (“Catalent”) and Client are sometimes referred to in this Agreement as the “Parties” and individually as a “Party”.

RECITALS

A.                                    Client is a pharmaceutical company that develops, markets and sells pharmaceutical products, including the Drug (as defined below);

B.                                    Catalent and its Affiliates have developed proprietary drug delivery technology for the manufacture of the Orally Disintegrating Tablets (“ODT”) including the patented Zydis® Fast Dissolving Dosage Form (“Zydis”) for the administration of pharmaceutical drugs (collectively, along with the Zydis Patents and all data, results and information relating to Zydis and the Zydis Patents (whether produced prior to or after the Effective Date), the “Zydis Technology”);

C.                                    A feasibility study by Catalent pursuant to that certain Biohaven Riluzole Zydis® Feasibility Programme dated March 5, 2014 (the “Evaluation Agreement”) has been initiated to determine the likelihood of compatibility between the Zydis Technology and the Drug; and

D.                                    Client desires to engage Catalent to conduct the Development Program (as defined herein), upon satisfactory results of the feasibility studies under the Evaluation Agreement, to develop additional data for the regulatory approval and commercialization of a Zydis Formulation, and Catalent desires to provide such services, all pursuant to the terms and conditions set forth in this Agreement.

THEREFORE, in consideration of the mutual covenants, terms and conditions set forth below, the Parties agree as follows:

ARTICLE 1
DEFINITIONS

The following terms have the following meanings in this Agreement:

1.1                               “Action” means any legal action, claim, suit or proceeding, including any declaratory judgment action.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

1.2                               “Affiliate(s)” means, with respect to Client or any third party, any corporation, firm, partnership or other entity that controls, is controlled by or is under common control with such entity; and with respect to Catalent, Catalent Pharma Solutions, Inc. and any corporation, firm, partnership or other entity controlled by it.  For purposes of this definition, “control” means the ownership of at least 50% of the voting share capital of an entity or any other comparable equity or ownership interest.

1.3                               “Agreement” has the meaning set forth in the introductory paragraph, and includes all its Attachments and other appendices (all of which are incorporated herein by reference) and any amendments to any of the foregoing made as provided herein or therein.

1.4                               “Applicable Laws” means, with respect to Client, all laws, ordinances, rules and regulations, currently in effect or enacted or promulgated during the Term, and as amended from time to time, of each jurisdiction in which Drug or Zydis Formulation is produced, marketed, distributed, used or sold; and with respect to Catalent, all laws, ordinances, rules and regulations, currently in effect or enacted or promulgated during the Term, and as amended from time to time, of the jurisdiction in which Catalent performs services; provided, that cGMP shall not constitute Applicable Laws except to the extent expressly stated in the Development Program.

1.5                               “Catalent” has the meaning set forth in the introductory paragraph, or any successor or permitted assign.  Catalent shall have the right to cause any of its Affiliates to perform any of its obligations hereunder, and Client shall accept such performance as if it were performance by Catalent.

1.6                               “Catalent Indemnitees” has the meaning set forth in Section 8.2.

1.7                               “Catalent IP” has the meaning set forth in Section 6.1.

1.8                               “cGMP” current Good Manufacturing Practices promulgated by the Regulatory Authorities in the jurisdictions included in Applicable Laws (as applicable to Client and Catalent respectively).  In the United States, this includes 21 C.F.R. Parts 210 and 211, as amended; and in the European Union, this includes 2003/94/EEC Directive (as supplemented by Volume 4 of EudraLex published by the European Commission), as amended, if and as implemented in the relevant constituent country.

1.9                               “Change Order” has the meaning set forth in Section 2.3.

1.10                        “Client” has the meaning set forth in the introductory paragraph, or any successor or permitted assign.

1.11                        “Client-supplied Materials” means any materials to be supplied by or on behalf of Client to Catalent for Catalent to conduct the Development Program, as provided in the Development Program, including Drug and reference standards.

1.12                        “Client Indemnitees” has the meaning set forth in Section 8.1.

1.13                        “Client Inventions” has the meaning set forth in Section 6.1.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

1.14                        “Client IP” has the meaning set forth in Section 6.1.

1.15                        “Commencement Date” has the meaning set forth in the Evaluation Agreement, as in effect on the date hereof.

1.16                        “Confidential Information” has the meaning set forth in Section 5.1.

1.17                        “CPR” has the meaning set forth in Section 13.10.

1.18                        “DEA” means the U.S. Drug Enforcement Agency or any successor agency thereto.

1.19                        “Development Batch” has the meaning set forth in Section 4.6.

1.20                        “Development Program” has the meaning set forth in Section 2.1.

1.21                        “Discloser” has the meaning set forth in Section 5.1.

1.22                        “Drug” means the active pharmaceutical compound riluzole, riluzole prodrugs and [* * *] of riluzole and riluzole prodrugs.

1.23                        “Effective Date” has the meaning set forth in the introductory paragraph.

1.24                        “EMA” means the European Medicines Agency or any successor agency thereto.

1.25                        “Evaluation Agreement” has the meaning set forth in Recital C.

1.26                        “Facility” means Catalent’s facility located in Swindon, UK, or such other facility as agreed by the Parties.

1.27                        “FDA” means the U.S. Food and Drug Administration or any successor agency thereto.

1.28                        “Field” means medical disorders treatable by the Drug in humans.

1.29                        “First Launch Date” means the date of Launch for the first Product developed hereunder.

1.30                        “GAAP” means U.S. generally accepted accounting principles, consistently applied over the relevant period.

1.31                        “Intellectual Property” has the meaning set forth in Section 6.1.

1.32                        “Inventions” has the meaning set forth in Section 6.1.

1.33                        “Launch” means, with respect to each Product developed hereunder, the first commercial sale of such Product by or on behalf of Client or Client’s permitted sublicensees in the Territory after receipt of Regulatory Approval and, if required, Pricing Approval.

1.34                        “Losses” has the meaning set forth in Section 8.1.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

1.35                        “Net Sales” means, for the measured period, the gross invoiced amounts for Products sold or commercially disposed of for value by Client or its permitted sublicensees (including its Affiliates) or distributors, less the following:

A.                                    customary trade allowances, discounts [* * *];

B.                                    credits or allowances given or made for rejection, recall or return of previously sold Product actually taken or allowed;

C.                                    [* * *] payments and rebates [* * *];

D.                                    [* * *];

E.                                     sales taxes, value-added taxes, excise or use taxes, tariffs, duties and customs fees and other taxes, [* * *];

F.                                      freight, insurance, inventory and other transportation expenses [* * *];

G.                                    [* * *]; and

deductions for [* * *].

In addition, Net Sales shall include (A) [* * *] and (B) [* * *].

Sales of Products between Client and its permitted sublicensees (including its Affiliates) shall be disregarded for the purposes of calculating Net Sales, and in such case Net Sales shall include only subsequent sales by the relevant sublicensee to a third party.  Subject to the foregoing sentence, if any Products are sold or disposed of by Client or its permitted sublicensees other than in a bona fide arm’s length sale exclusively for money, then Net Sales for such products shall be deemed to be [* * *].

The amount of any reduction or reversal of any accrual or reserve related to any deduction from the amount invoiced for Products shall be included in Net Sales in the Quarter in which such reduction or reversal occurs.  All calculations shall be made in accordance with GAAP.

1.36                        “Parties” and “Party” have the meaning set forth in the introductory paragraph.

1.37                        “Pricing Approval” means subsequent to Regulatory Approval, pricing and any relevant reimbursement approval to allow marketing and sales of Products in the given country within the Territory for which such Regulatory Approval relates.

1.38                        “Process Inventions” has the meaning set forth in Section 6.1.

1.39                        “Product” means each product developed hereunder which uses, contains, comprises or otherwise incorporates a Zydis Formulation.

1.40                        “Quarter” means each respective period of three (3) consecutive months ending on March 31st, June 30th, September 30th and December 31st.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

1.41                        “Recipient” has the meaning set forth in Section 5.1.

1.42                        “Records” has the meaning set forth in Section 4.5.

1.43                        “Regulatory Approval” means any approvals, permits, product and/or establishment licenses, registrations or authorizations, including approvals pursuant to U.S. Investigational New Drug applications, New Drug Applications and Abbreviated New Drug Applications (or equivalent non-U.S. filings, such as European marketing authorization applications), as applicable of any Regulatory Authorities that are necessary or advisable in connection with the development, manufacture, testing, use, storage, exportation, importation, transport, promotion, marketing, distribution or sale of Products in the Territory, excluding Pricing Approvals.

1.44                        “Regulatory Authorities” means the international, federal, state or local governmental or regulatory bodies, agencies, departments, bureaus, courts or other entities in the Territory that are responsible for (A) the regulation (including pricing) of any aspect of pharmaceutical or medicinal products intended for human use or (B) health, safety or environmental matters generally.  In the United States, this includes the FDA; and in the European Union, this includes the EMA.

1.45                        “Representatives” of an entity means any of such entity’s duly-authorized officers, directors, employees, agents, accountants, attorneys or other professional advisors.

1.46                        “Review Period” has the meaning set forth in Section 4.5.

1.47                        “Supplies” has the meaning set forth in Section 2.4(B).

1.48                        “Supply Agreement” has the meaning set forth in Section 2.6.

1.49                        “Term” has the meaning set forth in Section 11.1.

1.50                        “Territory” means worldwide, but excluding any countries that are targeted by the comprehensive sanctions, restrictions or embargoes administered by the United Nations, European Union, United Kingdom, or the United States.  Catalent shall not be obliged to develop or manufacture Products for sale in any of such countries if it is prevented from doing so, or would be required to obtain or apply for special permission to do so, due to any restrictions (such as embargoes) imposed on it by any governmental authorities, including without limitation, those imposed by the U.S. Office of Foreign Assets Control.

1.51                        “Valid Claim” means a claim within the Zydis Patents that is issued or has not been pending more than [* * *] years from the priority date and has not been held invalid by a court of competent jurisdiction after all avenues for appeal have been taken or the time period for the same has expired, or disclaimed or admitted to be invalid or unenforceable through reissue or otherwise, or held unpatentable in a re-examination, opposition or similar proceeding from a patent office of competent jurisdiction after all avenues for appeal have been taken or the time period for the same has expired.

1.52                        “Zydis” has the meaning set forth in Recital B.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

1.53                        “Zydis Formulations” means the formulations of Drug developed hereunder whose development, formulation, manufacture, or sale utilizes or incorporates the Zydis Technology for use in the Field.

1.54                        “Zydis Patents” mean the patents and patent applications (until such time as such applications or any of them are denied, abandoned or issued into patents), and patent disclosures, together with all revisions, renewals, extensions, reexaminations, provisionals, reissuances, continuations, continuations-in-part, divisionals, foreign cognates, patents of addition, confirmation patents, registration patents, pipeline protections or supplementary protection certificate related thereto, that include claims relating to fast dissolving drug delivery systems, that Catalent or its Affiliates own or under which Catalent or its Affiliates have in- licensed with the right to sublicense and that would be infringed or misappropriated by the development, manufacture, sale or use of any Product in the Territory.

1.55                        “Zydis Technology” has the meaning set forth in Recital B.

ARTICLE 2
DEVELOPMENT PROGRAM

2.1                               Development Program.  The Parties have agreed upon, and set forth in Attachment A, requirements and objectives for a program to develop and produce for clinical trials Products suitable for Regulatory Approval and commercialization (as the same may be amended in accordance with the terms of this Agreement, the “Development Program”).

2.2                               Performance Standards.  Each Party shall use its commercially reasonable efforts to carry out the responsibilities assigned to it in the Development Program, if any, in a timely manner.  In addition, Client shall use its commercially reasonable efforts to cooperate with Catalent’s conduct of the Development Program, including by timely providing any approvals that may be required during each phase of the Development Program.  Catalent shall keep Client reasonably informed of the progress and all significant developments of the Development Program by delivery of written reports as specified in Attachment A and by participation in telephone conferences from time to time as reasonably requested by Client.

2.3                               Amendments to Development Program.  Any material change in the details of the Development Program or the assumptions upon which the Development Program is based may require changes in the pricing and/or time lines, and shall require a written amendment to the Development Program, sometimes referred to as a Quotation Amendment Request or a QAR (a “Change Order”).  Each Change Order shall detail the requested changes to the applicable task, responsibility, duty, pricing, time line or other matter.  The Change Order will become effective upon the execution of the Change Order by both Parties, and following such execution shall be appended hereto as part of Attachment A. Catalent will be given a reasonable period of time within which to implement the changes in an executed Change Order.  Both Parties agree to act in good faith and promptly when considering a Change Order requested by the other Party.  Without limiting the foregoing, Client agrees that it will not unreasonably withhold approval of a Change Order if the proposed changes in pricing or time lines result from, among other appropriate reasons, forces outside the reasonable control of Catalent or changes in the assumptions upon which the initial pricing or time lines were

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

based.  Catalent shall not be obligated to perform any modified or additional changes in the Development Program’s scope until such time as the Parties execute the corresponding Change Order.

2.4                               Materials and Supplies.

A.                                    Client shall arrange for the delivery, at its own cost and risk, of Drug and any other Client-supplied Materials to the Facility in sufficient quantities and sufficiently in advance of the commencement of the Development Program to permit Catalent to timely perform its obligations hereunder.  Client shall retain title to Client-supplied Materials at all times and shall bear the risk of loss thereof.  Catalent shall take all reasonable steps to store and properly preserve Drug and any other Client-supplied Materials in Catalent’s Facility.  Client shall be responsible at its expense for securing any necessary DEA, export or import, similar clearances, permits or certifications required in respect of the Drug and any other Client-supplied Materials.  Prior to delivery of any such items, Client shall provide to Catalent a copy of all associated material safety data sheets, safe handling instructions and health and environmental information and any Regulatory certifications or authorizations that may be required under Applicable Laws relating to the Drug and any other Client-supplied Materials, and shall promptly provide any updates thereto.  Following receipt of Client-supplied Materials, Catalent shall inspect such items to verify their identity.  Unless otherwise expressly required by the Development Program, Catalent shall have no obligation to test such items to confirm that they meet the associated specifications or certificate of analysis or otherwise; but in the event that Catalent detects a nonconformity with applicable specifications, Catalent shall give Client prompt notice of such nonconformity.

B.                                    Shipment of all samples and clinical supplies of Products and Zydis Formulations to be provided to Client pursuant to the Development Program (collectively, the “Supplies”) shall be Ex Works (Incoterms 2010) the Facility.  Catalent shall assist Client and cooperate with Client’s designated common carrier in coordinating such shipments.  Title to the Supplies shall pass to Client when released by Catalent at the Facility to Client’s designated common carrier.

2.5                               Clinical and Regulatory.

A.                                    Within [* * *] months after the execution of this Agreement, but in any event prior to the delivery by Catalent of any Supplies required to be manufactured in accordance with cGMP, including Supplies to be used in human clinical trials, the Parties shall negotiate in good faith and enter into a Quality Agreement substantially in the form attached hereto as Attachment B. In the event of a conflict between any of the provisions of this Agreement and the Quality Agreement with respect to quality-related activities, including compliance with cGMP, the provisions of the Quality Agreement shall govern.  In the event of a conflict between any of the provisions of this Agreement and the Quality Agreement with respect to any commercial matters, including allocation of risk, liability and financial responsibility, the provisions of this Agreement shall govern.

B.                                    Except as provided for in the following Section 2.5(C), Catalent shall obtain and maintain all necessary Regulatory Approvals with respect to general Facility operations

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

or that may be required for Catalent to conduct the Development Program, including manufacturing of the Supplies, and to comply with all Applicable Laws in this respect.

C.                                    Client shall be responsible for conducting the clinical program (i.e., all activities relating to the planning and execution of pre-clinical and clinical studies in animals or humans directed towards obtaining Regulatory Approval for marketing) with respect to Products and for preparing and filing regulatory submissions in the Territory with respect thereto, including any expenses associated therewith pursuant to Section 4.4.  Client shall obtain and maintain all necessary Regulatory Approvals and Pricing Approvals that may be required for Client to conduct the clinical program with respect to Products and commercialize Products in the Territory and to comply with all Applicable Laws in this respect, including filing all periodic reports, safety reports, and all other notifications as required by the Regulatory Authorities.  Client shall be responsible for retaining and maintaining all study records, financial information, and reserve samples, as required under Applicable Law, generated or used in the execution of the pre-clinical and clinical studies in animals or humans performed in accordance with this Agreement.

D.                                    Catalent will co-operate with Client, upon Client’s reasonable request and at Client’s cost, to assist Client in obtaining and maintaining Regulatory Approvals that may be required for Client to fulfill its obligations under Section 2.5(C); provided, however, Client shall not identify Catalent in any regulatory filing or submission without Catalent’s prior written consent unless required by Applicable Law, including disclosure of Catalent as the manufacturer of the Product.  Such consent shall not be unreasonably withheld or delayed and shall be memorialized in a writing signed by authorized representatives of both Parties.

E.                                     Client shall use its commercially reasonable efforts to carry out its responsibilities under this Section 2.5 with the objective of satisfying the requirements of Regulatory Authorities as effectively and expeditiously as possible and to enhance the prospects of the overall commercial success of the Products.

F.                                      Each Party shall (i) promptly notify the other Party promptly of any Regulatory Authority inspection, inquiry or correspondence concerning the Products, including inspections of investigational sites or laboratories and (ii) to the extent permitted by Applicable Laws promptly forward to the other Party copies of any correspondence from or to any Regulatory Authority relating to any such inspection, inquiry or correspondence or otherwise relating to Products, including FDA Form 483 notices, and FDA refusal to file, deficiency, rejection or warning letters (or equivalent non-U.S. documents), purged only of Confidential Information that is unrelated to the Products.

2.6                               Commercial Supply.  After the receipt of the final report required pursuant to the Development Program, Client shall notify Catalent within [* * *] thereafter whether or not it desires to proceed with commercialization of any Products; provided that such time period may be extended by Catalent upon the reasonable request of Client for up to an additional [* * *].  If Client desires to proceed with commercialization, then Client and Catalent (or one of its Affiliates) shall enter into good faith negotiations for a separate supply agreement [* * *] (any such agreement, a “Supply Agreement”).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

2.7                               Exclusivity.  Catalent agrees that, for the period commencing on the Effective Date and ending when Client notifies Catalent, in accordance with Section 2.6, whether or not it desires to proceed with commercialization of any Products, Catalent will not enter into any agreement, arrangement, understanding or negotiations with any third party relating to the application of the Zydis Technology to formulations of Drug in the Territory.  If Client notifies Catalent that it does desire to proceed with such commercialization, the period described in the preceding sentence will be extended for an additional thirty (30) days (or until a Supply Agreement is executed, if earlier).

2.8                               Non-Compete.  Catalent agrees that during the Term of this Agreement and for a period of [* * *] after the end of such Term (the “Non-Compete Period”), Catalent shall not, without the prior written consent of Client, directly or indirectly develop or manufacture for itself or for any other person or entity, other than Client, a formulation of the Drug that uses or employs the Zydis Technology in the Field.  This non-compete covenant shall terminate upon any earlier termination of this Agreement pursuant to Sections 11.2, 11.3 or 11.4 hereof and may only be extended by mutual written agreement of the Parties.  During the Term or Non-Compete Period, if Client no longer wishes to pursue a formulation of the Drug that uses or employs the Zydis Technology in the Field, then Client shall promptly provide Catalent with written notification of its decision, and the non-compete covenant described herein shall terminate as of the date of such notice.

ARTICLE 3
LICENSE

3.1                               Grant.  Subject to the terms of this Agreement, including the payment of the license fees and royalties described in Sections 4.1(D) and (E), Catalent hereby grants to Client an exclusive license, with the right to sublicense subject to Section 3.2, under the Zydis Technology for the sole purposes of using and selling (but not manufacturing except as provided in Attachment C and the Supply Agreement) Products in the Field in the Territory.  Notwithstanding the foregoing, Catalent shall retain such rights under the Zydis Technology as may be required to allow Catalent to carry out its obligations under the Development Program and any Supply Agreement.  Any rights under the Zydis Technology not expressly granted to Client in this Section 3.1 shall be retained by Catalent.

3.2                               Sublicenses.  Client may sublicense to any of its Affiliates any of the rights granted to Client pursuant to Section 3.1 (without the right to further sublicense), or to third parties any of the rights granted to Client pursuant to Section 3.1 (without the right to further sublicense) upon the prior written consent of Catalent, which shall not be unreasonably withheld; provided, that Client shall provide to Catalent within five (5) days after execution a copy of each sublicense agreement with any sublicensee that is not an Affiliate.  Client shall ensure that each sublicensee accepts in writing and complies with all of the terms and conditions of this Agreement as if such sublicensee were a Party to this Agreement, and Client shall guarantee and be responsible for its sublicensees’ performance under (and breach of) this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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3.3          Trademark.  In the event Client desires to use the trademark ZYDIS® in connection with the use or sale of the Products permitted hereunder, the Parties shall negotiate in good faith a royalty-free trademark license agreement on Catalent’s standard terms.

3.4          Client Technology.  Client hereby grants to Catalent a non-exclusive, fully paid-up and royalty-free license, with the right to sublicense to Catalent’s Affiliates, under any and all technology owned by or licensed to Client with respect to the Drug or any formulations of the Drug for the sole purpose of carrying out Catalent’s obligations under this Agreement, the Development Program and any Supply Agreement.

ARTICLE 4
PAYMENTS

4.1          Fees.  In consideration for Catalent conducting the Development Program and granting to Client the rights pursuant to Section 3.1:

A.            Performance Fees. Client shall pay to Catalent the milestone or other performance-based fees described in the Development Program.  Such fees shall be paid within [* * *] days following invoice, which invoice shall be submitted to Client by Catalent upon the occurrence of each such milestone event, and shall be non-refundable and non-creditable.

B.            Fees for Supplies.  Client shall pay to Catalent the fees relating to the manufacture and delivery of Supplies as described in the Development Program, if any, and as described in Section 2.4.  Such fees shall be paid within [* * *] days following invoice, which invoice shall be submitted to Client by Catalent upon tender of delivery of the relevant Supplies to the designated carrier.

C.            Retesting.  All retesting performed that is not due to a Catalent error will be billed to Client.  All required investigational studies or additional Client requests not outlined in the Development Program will be invoiced for the cost of performance at the current standard pricing.

D.            Milestones.

(i)            On the Effective Date, Client shall pay to Catalent $275,000.00.

(ii)           For each Product developed hereunder, Client shall pay to Catalent the following non-refundable and non-creditable milestone payments in connection with Client’s license of the Zydis Technology:

i.              $[* * *] invoiced after [* * *]; and

ii.             $[* * *] invoiced after [* * *].

Client shall notify Catalent of the achievement of each such milestone within [* * *] business days following achievement.  Such milestones shall be paid within [* * *]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

days following invoice, which invoice shall be submitted to Client by Catalent promptly following receipt of Client’s notification.

E.            Royalties.  Client shall pay to Catalent, on a calendar quarter basis, a royalty in connection with Client’s license of the Zydis Technology equal to [* * *]% of Net Sales.  The foregoing royalty shall decrease by [* * *]% to [* * *]% of Net Sales effective as of the first Quarter following the expiration or other lapse of the last Valid Claim covering any Zydis Formulation; provided, however, in the event that a patent is issued that protects any Zydis Formulation or an extension of an existing patent covering any Zydis Formulation be granted, such royalty rate shall be increased back to [* * *]% of Net Sales for the life of such patent’s Valid Claim(s).  Client shall deliver to Catalent within [* * *] days following the end of each Quarter following the First Launch Date: (i) a written statement setting forth in reasonable detail its calculation of the royalty due for such most recently completed Quarter, including its calculation of Net Sales and all appropriate backup information, and (ii) payment of the royalty due on such Net Sales.

F.             Other Fees.  Client shall pay Catalent for all other fees and expenses of Catalent owing in accordance with the terms of this Agreement, including, if and when applicable, any cancellation fees set forth in the Development Program and any payments Catalent is required to make to any Regulatory Authority pursuant to Applicable Laws resulting from Catalent’s formulation, development, manufacturing, processing, filling, packaging or testing of Product at the Facility (including without limitation any payments or fees Catalent is required to make pursuant to the Generic Drug User Fee Act of 2012, if applicable).  Such fees and expenses shall be paid within [* * *] days following invoice, which invoice shall be submitted to Client by Catalent as and when appropriate.

4.2          Payment Terms.  Client shall make payment as directed in the applicable invoice.  In the event payment (except for any amount disputed that will be subject to Section 13.10) is not received by Catalent on or before the [* * *] day after the date of the invoice, then Catalent may, in addition to any other remedies available at equity or in law, at its option, elect to do any one or more of the following: (A) charge interest on the outstanding sum from the due date (both before and after any judgment) at [* * *]% per month until paid in full (or, if less, the maximum amount permitted by Applicable Laws); (B) suspend any further performance hereunder until such invoice is paid in full; and/or (C) terminate this Agreement pursuant to Section 3.  Except as expressly set forth in the Development Program, all payments hereunder shall be made in U.S. dollars.  If Net Sales are invoiced by Client or its Affiliates or any permitted sublicensees to third parties in other currencies, royalties due on such Net Sales pursuant to Section 4.1(E) shall be converted into U.S. dollars in accordance with GAAP at the closing rates of exchange as published in The Wall Street Journal, in effect on the last business day of the month within the calendar quarter for which royalties are due.

4.3          Taxes.  All taxes, duties and other amounts assessed (excluding tax based on net income and franchise taxes) on services, components, Drug or Supplies prior to or upon provision or sale to Catalent or Client, as the case may be, and on any other Client-supplied Materials, are the responsibility of Client, and Client shall reimburse Catalent for all such taxes, duties or other expenses paid by Catalent or such sums will be added to invoices directed at Client, where applicable.  If any deduction or withholding in respect of tax or

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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otherwise is required by law to be made from any of the sums payable as mentioned in Section 4.1, Client shall be obliged to pay to Catalent such greater sum as will leave Catalent, after deduction or withholding as is required to be made, with the same amount as it would have been entitled to receive in the absence of any such requirement to make a deduction or withholding.

4.4          Client and Third Party Expenses.  Except as may be expressly set forth in the Development Program, Client shall be responsible for 100% of its own and all third-party expenses associated with the development, Regulatory Approval and commercialization of Products, including regulatory filings, pre-clinical studies and clinical studies.

4.5          Records; Audit Rights.  Client will keep complete and accurate books and records relating to all amounts payable to Catalent hereunder, sales of Products, its calculation of royalties and Net Sales (including all relevant deductions) and is achievement of the milestone events referred to in Section 4.1(D) for at least [* * *] years after the expiration of the year to which they relate, in each case, in sufficient detail to enable the calculation and verification of all payments payable to Catalent hereunder (“Records”).  Upon the written request and not more than once per calendar year, Catalent shall be entitled to audit, or to have an independent accountant audit, such books and records.  Client shall provide Catalent or such auditors, as applicable, with access during normal business hours to appropriate space at Client’s relevant location and to such of the pertinent Records of Client as may be reasonably necessary to verify the matters in question.  Such access shall include the right of Catalent or the independent accounting firm to interview Catalent’s personnel as Catalent or such independent accounting firm determines appropriate.  Each such examination shall be limited to pertinent Records for any year ending not more than [* * *] years prior to the date of such request.  Before permitting such independent accounting firm to have access to such Records and personnel, Client may require such independent accounting firm and its personnel involved in such audit, to sign to sign a confidentiality agreement reasonably acceptable to Catalent to prohibit the independent accounting firm from disclosing Client’s financial and proprietary information except as contemplated by this Agreement.  Prior to disclosing the results of any such audit to Catalent, the auditors shall present Client with a preliminary report of findings and provide Client with up to [* * *] days to respond to any questions raised or issues identified (the “Review Period”).  Following the Review Period, the auditors will prepare and provide to Client and Catalent a written report stating whether the payments made to Catalent for the audit period are correct or incorrect and the details of any discrepancies.  If an audit discloses an underpayment by Client of any amounts paid pursuant to any provision of this Agreement, such amounts shall be paid to Catalent within [* * *] days after the date Client receives the auditors’ final written report.  Any fees and expenses of the audit shall be paid by Catalent unless the audit discloses an understatement by Client of more than [* * *]% of the aggregate amounts payable to Catalent pursuant to this Agreement during such audit period, in which case Client shall bear the responsibility for any such reasonable fees and expenses.

4.6          Development Batches.  Each batch of Supplies produced under this Agreement will be considered to be a “Development Batch” until manufacturing, testing and storage methods and processes have been validated or qualified in accordance with industry standards (including production of at least [* * *] consecutive batches of Supplies that meet the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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applicable specifications).  The term “Development Batch” shall include any batch manufactured following (A) a Change Order, or (B) a scale-up in the manufacturing process to produce greater quantities of Supplies, until Catalent has manufactured at least [* * *] consecutive batches of Supplies meeting the new specifications.  Client shall be responsible for the cost of each Development Batch, even if such batch fails to meet the specifications therefor, unless Catalent was grossly negligent in the manufacture of the out-of-specification batch.  Catalent and Client shall cooperate in good faith to resolve any problems causing the out-of-specification batch.

ARTICLE 5
CONFIDENTIALITY AND NON-USE

5.1          Definition.  As used in this Agreement, the term “Confidential Information” includes all information furnished by or on behalf of Catalent or Client (the “Discloser”), its Affiliates or any of its or their respective Representatives, to the other Party (the “Recipient”), its Affiliates or any of its or their respective Representatives, whether furnished before, on or after the Effective Date and furnished in any form, including written, verbal, visual, electronic or in any other media or manner and information acquired by observation or otherwise during any site visit at the other Party’s facility.  Confidential Information includes all proprietary technologies, inventions and any other Intellectual Property, analyses, compilations, business or technical information and other materials prepared by either Party, their respective Affiliates, or any of its or their respective Representatives, containing or based in whole or in part on any information furnished by the Discloser, its Affiliates or any of its or their respective Representatives.  Confidential Information also includes the existence of this Agreement and its terms (including all Attachments).

5.2          Exclusions.  Notwithstanding Section 5.1, Confidential Information does not include information that (A) is or becomes generally available to the public or within the industry to which such information relates other than as a result of a breach of this Agreement, (B) is already known by the Recipient at the time of disclosure as evidenced by the Recipient’s written records, (C) becomes available to the Recipient on a non-confidential basis from a source that is entitled to disclose it on a non-confidential basis or (D) was or is independently developed by or for the Recipient without reference to the Confidential Information of the Discloser as evidenced by the Recipient’s written records.

5.3          Mutual Obligation.  The Recipient agrees that it will not use the Discloser’s Confidential Information except in connection with the performance of its obligations hereunder (except that Confidential Information necessary for manufacture or production of a Product may be used during any commercialization pursuant to a Supply Agreement).  Recipient will not disclose, without the prior written consent of the Discloser, Confidential Information of the Discloser to any third party, except that the Recipient may disclose the Discloser’s Confidential Information to any of its Affiliates and its or their respective Representatives that (A) need to know such Confidential Information for the purpose of performing under this Agreement, (B) are advised of the contents of this Article 5 and (C) are bound to the Recipient by obligations of confidentiality at least as restrictive as the terms of this Article 5.  Each Party shall be responsible for any breach of this Article 5 by its Affiliates or any of its or their respective Representatives.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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5.4          Permitted Disclosure.  The Recipient may disclose the Discloser’s Confidential Information to the extent required by Applicable Law, regulation or court or administrative order; provided, that prior to making any such legally required disclosure, the Recipient shall give the Discloser as much prior notice of the requirement for and contents of such disclosure as is practicable under the circumstances.  Any such disclosure, however, shall not relieve the Recipient of its obligations contained herein.

5.5          No Implied License.  Except as expressly set forth in this Article 5, the Recipient will obtain no right of any kind or license under any Confidential Information of the Discloser, including any patent application or patent, by reason of this Agreement.  Subject to Article 6, all Confidential Information will remain the sole property of the Discloser.

5.6          Return of Confidential Information.  Upon expiration or termination of this Agreement, the Recipient will (and will cause its Affiliates and its and their respective Representatives to) cease its and their use and, upon written request, within thirty (30) days either return or destroy (and certify as to such destruction) all Confidential Information of the Discloser, including any copies thereof, except for a single copy which may be retained for the sole purpose of ensuring compliance with its obligations under this Agreement; provided that such retained copy shall remain subject to the obligations of confidentiality set forth herein.

5.7          Survival.  The obligations of this Article 5 will terminate five (5) years from the expiration or termination of this Agreement.

ARTICLE 6
INTELLECTUAL PROPERTY

6.1          Definitions.  For purposes hereof, “Intellectual Property” means all intellectual property (whether or not patented), including without limitation, patents, patent applications, know-how, trade secrets, copyrights, trademarks, designs, concepts, technical information, manuals, standard operating procedures, instructions, specifications, inventions, discoveries, processes, data, improvements and developments.  “Client IP” means (i) all Intellectual Property and embodiments thereof owned by or licensed (other than by Catalent) to Client as of the date hereof or developed (other than by Catalent) by or for Client other than in connection with this Agreement, including Client’s proprietary formulation of the Drug, and (ii) all Inventions (as defined in the Evaluation Agreement) described in subclauses (A) and (B) in the third sentence of clause K of Attachment A to the Evaluation Agreement developed at any time during the term of the Evaluation Agreement.  “Catalent IP” means all Intellectual Property and embodiments thereof owned by or licensed to Catalent as of the date hereof or developed by Catalent other than in connection with this Agreement; “Invention” means any Intellectual Property developed by either Party or jointly by the Parties in connection with this Agreement (including all Change Orders under this Agreement); [* * *].

6.2          Disclosure of Inventions.  Client shall promptly provide written notice to Catalent of Inventions developed by Client.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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6.3          Ownership of Intellectual Property.  All Client IP and Client Inventions shall be owned solely by Client and no right therein is granted to Catalent under this Agreement, except that Catalent shall have a non-exclusive, fully paid-up, royalty-free license pursuant to Section 3.4 to such Client IP and Client Inventions and, as applicable, the Client-supplied Materials, solely to the extent necessary to perform its obligations under this Agreement, the Development Program and any Supply Agreement.  All Catalent IP and Process Inventions shall be owned solely by Catalent and except as set forth in Section 3.1 no other right therein is granted to Client under this Agreement.

6.4          Patentable Inventions.  In the event that any Inventions may be patentable:

A.            the Party owning such Invention pursuant to Section 6.3 shall have the right, in its sole discretion, to determine the patent strategy for such Invention, which may include not obtaining patent protection in a particular country or any country;

B.            without prejudice to the generality of Section 6.4, the Party not owning an Invention shall cooperate with the other Party and/or its attorneys upon reasonable request, at the expense of the other Party, in (i) properly filing and prosecuting patent applications, (ii) vesting title herein provided and (iii) providing non-financial assistance in enforcing any patents resulting from such patent applications; and

C.            the cost of patenting Inventions will be borne by the owner of the Invention.

6.5          Assignment of Rights.  Each of Client and Catalent shall, and does hereby, assign, and shall cause its Affiliates, employees, consultants and agents to so assign with full title guarantee, to the other Party, without additional compensation, such right, title and interest in and to any Intellectual Property (including Inventions) as is necessary to fully effect the ownership provisions set out in this Article 6 and any accrued rights of action in respect thereof.  Each of Client and Catalent shall, if so requested by the other Party, execute all such documents and do all such other acts and things as may be reasonably required to comply with this Article 6 to vest in the appropriate Party all rights in the relevant Intellectual Property and shall procure execution by any named inventor of all such documents as may reasonably be required by the other Party in connection with any related patent application.

6.6          [* * *].

6.7          Enforcement of Zydis Patents.  If either Party becomes aware of any third party infringement or threatened infringement of any of the Zydis Patents, the following shall apply:

A.            The Party becoming so aware shall promptly give written notice to the other Party of such infringement or threatened infringement describing the facts relating thereto in reasonable detail, including a copy of any written correspondence received from third parties.

B.            If there is disagreement between the Parties as to whether the third party act is in fact an infringement of any of the Zydis Patents or whether an infringement Action would stand a reasonable chance of success, the Parties shall refer such issue to an independent experienced intellectual property counsel, and the costs incurred in this regard shall be borne

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

by the Party whose view does not prevail.  Each Party shall have the right to present evidence in support of its position to the independent intellectual property counsel.

C.            With or without the advice of independent intellectual property counsel pursuant to clause (B), Catalent shall have the initial right, but not the obligation, to pursue any alleged third party infringement of any of the Zydis Patents in any country, within or outside the Territory.  Catalent shall notify Client within ninety (90) days after delivery of any notice pursuant to clause (A) (or, if later, thirty (30) days after the decision of the intellectual property counsel described in clause (B)) whether it intends to so pursue.  Catalent may agree to settle any such Action in its sole discretion; provided that Catalent will not settle any such Action if such settlement would adversely affect the rights or interests of Client without the prior written consent of Client, which shall not be unreasonably withheld, conditioned or delayed.  If Catalent elects to pursue such third party infringement, then Catalent shall bear the cost of such Action and Catalent shall be entitled to retain all sums recovered in such Action for its own account.

D.            If Catalent elects not to pursue any Action in accordance with clause (C) and the intellectual property counsel described in clause (B) has opined that the third party act is, or most likely is, an infringement of a Zydis Patent in the relevant country of the Territory, then Client may, in its sole discretion and expense, bring suit in its name to restrain such third party infringement in such country of the Territory.  To the extent that Catalent must be named as a necessary party to the litigation, Catalent agrees to be so named.  In such event, Client shall conduct such Action properly and diligently and shall keep Catalent reasonably informed, including by providing copies of all litigation filings and material correspondence.  Client will not settle any such Action without the prior written consent of Catalent.  If Client elects to pursue such third party infringement Action, then Client shall bear the cost of such Action.  Any proceeds recovered by Client from such Action shall be used to reimburse Client and Catalent for their costs and expenses reasonably incurred in connection with such Action (including attorneys’ and experts’ fees), if any, and then any remaining proceeds shall be retained by Client and treated as Net Sales accruing during the Quarter in which such proceeds are actually remitted to Client.

6.8          Defense of Zydis Formulations.  If either Party becomes aware of any third party Action alleging infringement or threatened infringement of any third party Intellectual Property rights by the development, use, sale or manufacture of any Zydis Formulation, the following shall apply:

A.            The Party becoming so aware shall promptly give written notice to the other Party of such Action describing the facts relating thereto in reasonable detail, including a copy of any written correspondence received from third parties, and shall keep the other Party informed of all developments related to such alleged infringement.  Without limiting the generality of the foregoing, Client shall promptly inform Catalent in writing if Client becomes aware that a third party has initiated or filed any Action alleging that the Zydis Technology embodied in any Zydis Formulation infringes the Intellectual Property rights of such third party.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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B.            Catalent shall have the initial right, but not the obligation, to prosecute and control the defense of any such third party Action using counsel of its choice.  Catalent may agree to settle any such Action in its sole discretion; provided that Catalent will not settle any such Action with a third party plaintiff if such settlement would adversely affect the rights or interests of Client without the prior written consent of Client, which shall not be unreasonably withheld, conditioned or delayed.  If Catalent assumes the defense of such Action, then Catalent shall bear the cost of such defense, and Catalent shall be entitled to retain all sums recovered in such Action for its own account.

C.            If Catalent elects not to defend such Action in accordance with clause (B) within 75 days after delivery of any notice pursuant to clause (A), or not less than 7 days before a response is due as is required to respond to a complaint if a complaint has been filed, then Client may assume the defense of such Action using counsel of its choice solely to the extent that such Action involves the Zydis Technology embodied in any Zydis Formulation.  Client shall not settle any Action without (i) a full release of both Parties and their respective Affiliates from such third party plaintiff and (ii) the prior written consent of Catalent, which shall not be unreasonably withheld, delayed or conditioned.  If Client assumes the defense of such Action, then Client shall bear the cost of such defense.  Any proceeds recovered by Client from such Action shall be used to reimburse Client and Catalent (to the extent either Party incurs any costs or expenses in relation to such Action) for their costs and expenses reasonably incurred in connection with such Action (including attorneys’ and experts’ fees) and then any remaining proceeds shall be retained by Client and treated as Net Sales accruing during the Quarter in which such proceeds are actually remitted to Client.

D.            Notwithstanding the foregoing, where any Action alleges that (i) Catalent IP and/or Process Inventions and (ii) Client IP and/or Client Inventions, infringe the Intellectual Property rights of a third party, then irrespective of which Party controls the defense of such Action, the Parties will discuss in good faith how to defend such Action.

6.9          Cooperation.  In any Action pursuant to Sections 6.7 or 6.8, the Parties shall provide each other with reasonable cooperation and assistance and, upon the request and at the expense of the Party making such request, the other Party shall make available, at reasonable times and under appropriate conditions, all relevant records and personnel currently employed by such Party.

6.10        No Challenge.  As long as Client has any license rights pursuant to this Agreement, Client shall not dispute or challenge in any manner Catalent’s ownership of, rights to or the validity or enforceability of any of the Zydis Technology licensed to Client pursuant to this Agreement.

ARTICLE 7
REPRESENTATIONS AND WARRANTIES

7.1          Catalent.  Catalent represents, warrants and undertakes to Client that:

A.            this Agreement has been duly executed and delivered by Catalent’s authorized representative and, assuming the due authorization, execution and delivery hereof by Client,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

constitutes and will at all times constitute the legal, valid and binding obligation of Catalent enforceable against Catalent in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor’s rights generally and to general principles of equity;

B.            Catalent has no obligations, contractual or otherwise, that would conflict with Catalent entering into and performing its obligations set forth in this Agreement;

C.            at the time of delivery by Catalent to the designated carrier hereunder, the Supplies shall have been manufactured in accordance with Applicable Laws and shall not be adulterated, misbranded or mislabeled within the meaning of Applicable Laws; provided, that Catalent shall not be liable for defects attributable to Drug or other Client-supplied Materials (including artwork, advertising, packaging and labeling) provided to Catalent by Client or its Affiliates;

D.            (i) to Catalent’s knowledge, it has all necessary authority to use and to permit Client to use pursuant to the terms of this Agreement and the performance of services contemplated hereunder, all Catalent IP related to the Drug and the Zydis Technology, including any copyrights, trademarks, trade secrets, patents, inventions and developments; (ii) to Catalent’s knowledge and except pursuant to which Catalent has a valid license, there are no patents, trade secrets or other proprietary rights owned by others that would be infringed or misused by Catalent’s performance of the Agreement; and (iii) to Catalent’s knowledge and except pursuant to which Catalent has a valid license, no trade secrets or other proprietary rights of others related to the Catalent IP utilized with the Drug or Zydis Technology that would be infringed or misused by Catalent’s performance of this Agreement;

E.            no transactions or dealings under this Agreement shall be conducted with or for an individual or entity that is designated as the target of any sanctions, restrictions or embargoes administered by the United Nations, European Union, United Kingdom or the United States of America; and

F.             Catalent will not in the performance of its obligations under this Agreement use the services of any person debarred or suspended under 21 U.S.C. §335(a) or (b).

7.2          Client.  Client represents, warrants and undertakes to Catalent that:

A.            this Agreement has been duly executed and delivered by Client’s authorized representative and, assuming the due authorization, execution and delivery hereof by Catalent, constitutes and will at all times constitute the legal, valid and binding obligation of Client enforceable against Client in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor’s rights generally and to general principles of equity;

B.            Client has no obligations, contractual or otherwise, that would conflict with Client entering into and performing its obligations set forth in this Agreement;

C.            at the time of delivery hereunder, to Client’s knowledge, all Drug and other Client-supplied Materials supplied by it or its Affiliates hereunder shall have been

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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manufactured in accordance with Applicable Laws, shall not be adulterated, misbranded or mislabeled within the meaning of Applicable Laws and shall meet the applicable specifications and will continue to do so until the applicable expiration date;

D.            Client has provided to Catalent all safe handling instructions, health and environmental information and material safety data sheets applicable to the Drug and other Client-supplied Materials supplied by it or its Affiliates hereunder in sufficient time for review and training by Catalent;

E.            (i) to Client’s knowledge and except pursuant to which Client has a valid license, it has all necessary authority to use and to permit Catalent to use pursuant to the terms of this Agreement and the performance of services contemplated hereunder, all Client IP related to the Drug and all other Client-supplied Materials, including any copyrights, trademarks, trade secrets, patents, inventions and developments; (ii) to Client’s knowledge and except pursuant to which Client has a valid license, there are no patents owned by others that would be infringed or misused by Client’s performance of the Agreement; and (iii) to Client’s knowledge and except pursuant to which Client has a valid license, no trade secrets or other proprietary rights of others related to the Client IP utilized with the Drug or other Client-supplied Materials that would be infringed or misused by Client’s performance of this Agreement;

F.             all Products, Supplies, results, data, samples and other materials and deliverables provided to Client by Catalent hereunder shall be held, used and disposed of by or on behalf of Client as set forth in the Development Program and otherwise in accordance with all Applicable Laws (including, in connection with any Supplies or other Products that are not labeled, 21 CFR § 201.150 and equivalent non-U.S. regulations); specifically, Client shall not permit the human consumption of any Supplies or other Products, except to the extent such consumption occurs in the course of clinical studies that expressly permit such use and that have been approved by appropriate governmental authorities; and Client will otherwise comply with all Applicable Laws applicable to Client’s performance under this Agreement;

G.            to Client’s knowledge, the services to be performed by Catalent under this Agreement will not violate or infringe upon any trademark, trade name, copyright, patent, trade secret, or other intellectual property or other right held by any person or entity; and

H.            no transactions or dealings under this Agreement shall be conducted with or for an individual or entity that is designated as the target of any sanctions, restrictions or embargoes administered by the United Nations, European Union, United Kingdom or the United States of America.

7.3          Limitations.  THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS ARTICLE 7 ARE THE SOLE AND EXCLUSIVE REPRESENTATIONS AND WARRANTIES MADE BY EACH PARTY TO THE OTHER PARTY, AND NEITHER PARTY MAKES ANY OTHER REPRESENTATIONS, WARRANTIES OR GUARANTEES OF ANY KIND WHATSOEVER, INCLUDING ANY IMPLIED

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE.

ARTICLE 8
INDEMNIFICATION

8.1          Indemnification by Catalent.  Catalent shall indemnify and hold harmless Client, its Affiliates, and their respective directors, officers, employees and agents (“Client Indemnitees”) from and against any and all suits, claims, losses, demands, liabilities, damages, costs and expenses (including reasonable attorneys’ fees and reasonable investigative costs) in connection with any suit, demand or action by any third party (“Losses”) arising out of or resulting from (A) any breach of its representations, warranties or obligations set forth in this Agreement or (B) any gross negligence or willful misconduct by Catalent; except to the extent that any of the foregoing arises out of or results from any Client Indemnitee’s negligence, willful misconduct or breach of this Agreement.

8.2          Indemnification by Client.  Client shall indemnify and hold harmless Catalent, its Affiliates, and their respective directors, officers, employees and agents (“Catalent Indemnitees”) from and against any and all Losses arising out of or resulting from (A) any breach of its representations, warranties or obligations set forth in this Agreement, (B) any development, manufacture, packaging, sale, promotion, distribution, importation, exportation, storage, handling, transportation, disposition or use of or exposure to the Drug, Supplies or any other Zydis Formulation, including product liability or strict liability, (C) Client’s exercise of control over the Development Program to the extent that Client’s instructions or directions violate Applicable Laws, (D) the conduct of any clinical trials utilizing the Drug, Supplies or any other Zydis Formulation, (E) any actual or alleged infringement or violation of any third party patent, trade secret, copyright, trademark or other proprietary rights arising from or by intellectual property or information provided by Client, including Client-supplied Materials, or (F) any gross negligence or willful misconduct by Client; except to the extent that any of the foregoing arises out of or results from any Catalent Indemnitee’s negligence, willful misconduct or breach of this Agreement.

8.3          Indemnification Procedures.  All indemnification obligations in this Agreement are conditioned upon the Party seeking indemnification (A) promptly notifying the indemnifying Party of any claim or liability of which the Party seeking indemnification becomes aware (including a copy of any related complaint, summons, notice or other instrument); provided, that failure to provide such notice within a reasonable period of time shall not relieve the indemnifying Party of any of its obligations hereunder except to the extent the indemnifying Party is prejudiced by such failure, (B) allowing the indemnifying Party, if the indemnifying Party so requests, to conduct and control the defense of any such claim or liability and any related settlement negotiations (at the indemnifying Party’s expense), (C) cooperating with the indemnifying Party in the defense of any such claim or liability and any related settlement negotiations (at the indemnifying Party’s expense) and (D) not compromising or settling any claim or liability without prior written consent of the indemnifying Party.  Without limiting the generality of the foregoing, the indemnifying Party is authorized to direct all aspects of the defense for which it has an obligation of indemnification and defense hereunder, including without limitation, selection of counsel, discovery, motions and settlement;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

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Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

provided, however, the indemnifying Party may not settle or dispose of any such matter (i) without obtaining a full release in favor of the indemnified Party with respect to such matter and (ii) if such settlement or disposition would confess wrongdoing or otherwise adversely impact the rights or interests of the indemnified Party, in each case, without the prior written consent of the indemnified Party.

ARTICLE 9
LIMITATIONS OF LIABILITY

9.1          CATALENT SHALL HAVE NO LIABILITY UNDER THIS AGREEMENT FOR ANY AND ALL CLAIMS FOR LOST, DAMAGED OR DESTROYED DRUG OR OTHER CLIENT-SUPPLIED MATERIALS, WHETHER OR NOT SUCH DRUG OR CLIENT-SUPPLIED MATERIALS ARE INCORPORATED INTO ZYDIS FORMULATIONS, EXCEPT ARISING FROM CATALENT’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

9.2          CATALENT’S TOTAL LIABILITY UNDER THIS AGREEMENT SHALL IN NO EVENT EXCEED THE TOTAL FEES PAID UNDER THIS AGREEMENT BY CLIENT TO CATALENT FOR THE DEVELOPMENT PROGRAM. Nothing in this Section 9.2 or in any other provision of this Agreement shall, to the extent applicable, limit the liability of Catalent for (A) death or personal injury arising from Catalent’s or any of its Affiliate’s negligence, (B) for the fraud of Catalent, any of its Affiliates or any their respective Representatives, (C) any breach of Catalent’s obligations under s12 of the Sale of Goods Act 1979 or s2 of the Supply of Goods and Services Act 1982 or (D) any matter for which it would be illegal for Catalent or any of its Affiliates to exclude or to attempt to exclude liability.

9.3          NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES OR LOSS OF REVENUES, PROFITS OR DATA ARISING OUT OF PERFORMANCE UNDER THIS AGREEMENT, WHETHER IN CONTRACT OR IN TORT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

ARTICLE 10
INSURANCE

Each Party shall, at its own cost and expense, obtain and maintain in full force and effect during the Term the following: (A) Commercial General Liability Insurance with a per-occurrence limit of an amount equivalent to $[* * *]; (B) Products and Completed Operations Liability Insurance (including coverage for Products used in clinical trials) with a per-occurrence limit of an amount equivalent to (i) $[* * *] prior to the first administration of Product in a human and (ii) $[* * *] in the aggregate thereafter; (C) Workers’ Compensation Insurance with statutory limits and Employers Liability Insurance with limits of an amount equivalent to $[* * *] per accident; and (D) All Risk Property Insurance, including transit coverage, in an amount equal to the full replacement value of its property while in, or in transit to, a Catalent facility as required under this Agreement.  Each Party may self-insure all or any portion of the required insurance as long as, together with its Affiliates, its US GAAP

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

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Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

net worth is greater than $[* * *] million or its annual EBITDA (earnings before interest, taxes, depreciation and amortization) is greater than $[* * *] million.  Each required insurance policy, other than self-insurance, shall be obtained from an insurance carrier with an A.M. Best rating of at least A-VII. If any of the required policies of insurance are written on a claims made basis, such policies shall be maintained throughout the Term and for a period of at least [* * *] years thereafter.  Each Party shall obtain a waiver of subrogation clause from its property insurance carriers in favor of the other Party.  Each Party shall be named as an additional insured within the other Party’s products liability insurance policies; provided, that such additional insured status will apply solely to the extent of the insured Party’s indemnity obligations under this Agreement.  Such waivers of subrogation and additional insured status obligations will operate the same whether insurance is carried through third parties or self-insured.  Upon the other Party’s written request from time to time, each Party shall promptly furnish to the other Party a certificate of insurance or other evidence of the required insurance.

ARTICLE 11
TERM AND TERMINATION

11.1        Term.  This Agreement shall commence on the Effective Date and shall continue on a country-by-country basis until the later of (A) ten (10) years after Launch of the most recently Launched-Product in such country and (B) the expiration of the last Valid Claim covering each Product in such country unless earlier terminated in accordance with Section 11.3 (as may be extended in accordance with this Section 11.1, the “Term”).  The Term shall automatically be extended for successive one (1) year periods unless and until one Party gives the other Party at least [* * *] prior written notice of its desire to terminate as of the end of the then-current Term.

11.2        Termination by Catalent.  Catalent may, at its option in its sole discretion, (x) terminate this Agreement in its entirety or (y) terminate the exclusive nature of this Agreement by adding multiple additional licensees on a country-by-country basis in the Territory with respect to the relevant country, at any time during the Term immediately on written notice to Client if with respect to any country in the Territory:

A.            Client directly or indirectly (i) opposes or assists any Party to oppose the grant of a patent on any patent application or any extension of or the grant of a supplementary protection certificate within the Zydis Patents or (ii) disputes or directly or indirectly assists any third party to dispute the validity or enforceability of any patent within the Zydis Patents or any of the claims thereof;

B.            Client shall have failed to file an investigational new drug (IND) application (or equivalent) with the FDA or EMA within [* * *] of the Effective Date;

C.            Client fails to file a new drug application (NDA) (or equivalent) with the FDA or EMA within [* * *] of the Effective Date;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

D.            Client fails to obtain Regulatory Approval to market and sell the Products within [* * *] after the filing of a NDA (or equivalent) with a Regulatory Authority except for circumstances outside Client’s control;

E.            Client shall have failed to Launch a Product within [* * *] following receipt of all required Regulatory Approvals and Pricing Approvals; or

F.             Client shall have failed to use its commercially reasonable efforts to promote the demand for Products within the Territory.

Notwithstanding the foregoing, Client may extend any of the deadlines in clauses A, B, C, D, E and F in this Section 11.2 by a period of [* * *] by providing prior notice to Catalent that a deadline will be missed and by paying Catalent an extension payment of $[* * *] on or before the date of the applicable deadline prior to its extension.  Client shall have the right to exercise this remedy up to [* * *] times during the life of the definitive agreement.

11.3        Voluntary Termination by Client.  Client may terminate this Agreement without cause at any time during the Term on [* * *] prior written notice to Catalent.  Upon receipt by Catalent of any such termination notice, Catalent will promptly cease or wind down, as appropriate, work under the Development Program unless otherwise requested by Client in such notice.

11.4        Mutual Termination Rights.  Either Party may terminate this Agreement immediately without further action if (A) the other Party files a petition in bankruptcy, or enters into an agreement with its creditors, or applies for or consents to the appointment of a receiver, administrative receiver, trustee or administrator, or makes an assignment for the benefit of creditors, or suffers or permits the entry of any order adjudicating it to be bankrupt or insolvent and such order is not discharged within thirty (30) days, or takes any equivalent or similar action in consequence of debt in any jurisdiction or (B) the other Party materially breaches any of the provisions of this Agreement and such breach is not cured within [* * *] days after the giving of written notice requiring the breach to be remedied; provided, that in the case of a failure of Client to make payments in accordance with the terms of this Agreement, Catalent may terminate this Agreement if such payment breach is not cured within [* * *] days of receipt of written notice of non-payment from Catalent.

11.5        Effect of Termination.  Expiration or termination of this Agreement shall be without prejudice to any rights or obligations that accrued to the benefit of either Party prior to such expiration or termination.  In the event this Agreement is terminated, Client shall pay Catalent (A) for all services performed pursuant to the Development Program up to the effective date of termination, (B) for all costs and expenses incurred, and all noncancellable commitments made, by Catalent or its Affiliates in the performance of the Development Program, and (C) any applicable cancellation fees as set forth in the Development Program, is not in connection with a completed phase of the Development Program and was not effected prior to the commencement of the next phase of the Development Program, an amount equal to the value of the services that would have been performed by Catalent in order to complete the then-current phase of the Development Program.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

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Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

11.6        Survival.  The rights and obligations of the Parties shall continue under Articles 5 (Confidentiality and Non-Use), 6 (Intellectual Property), 8 (Indemnification), 9 (Limitations of Liability), 12 (Notice), 13 (Miscellaneous) and 10 (Insurance); and under Sections 2.6 (Commercial Supply), 4.2 (Payment Terms), 4.3 (Taxes), 4.4 (Client and Third Party Expenses), 4.5 (Records; Audit Rights), 7.3 (Limitations on Warranties), 11.5 (Effect of Termination) and 11.6 (Survival), in each case in accordance with their respective terms if applicable, notwithstanding expiration or termination of this Agreement.

ARTICLE 12
NOTICE

All notices and other communications hereunder shall be in writing and shall be deemed given: (A) when delivered personally or by hand; (B) when delivered by facsimile transmission (receipt verified); (C) when received or refused, if sent by registered or certified mail (return receipt requested), postage prepaid; (D) when sent by electronic mail or email transmission (receipt verified) or (E) when delivered, if sent by express courier service, in each case, to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice; provided, that notices of a change of address shall be effective only upon receipt thereof):

To Client:	Biohaven Pharmaceutical Holding Company Ltd.
234 Church Street, Suite 301
New Haven, CT 06510 USA
Attn: Robert M. Berman, M.D. Chief Medical Officer
email: [* * *]

With a copy to:	Locke Lord LLP
2800 Financial Plaza
Providence, RI 02903 USA
Attn: Douglas Gray, Esq.
Facsimile: (888) 325-9018
email: [* * *]

To Catalent:	Catalent U.K. Swindon U.K. Zydis Ltd.
Frankland Road, Blagrove
Swindon, Wiltshire, UK SN5 8YG
Attn: General Manager
Facsimile: 44 1793 548340

With a copy to:	Catalent Pharma Solutions, LLC
14 Schoolhouse Road
Somerset, New Jersey 08873
USA
Attn: General Counsel (Legal Department)
Facsimile: +1 (732) 537-6491

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

ARTICLE 13
MISCELLANEOUS

13.1        Entire Agreement; Amendments.  This Agreement, including any Change Orders or other amendments to any of the foregoing constitutes the entire understanding between the Parties, and supersedes any contracts, agreements or understandings (oral or written) of the Parties, with respect to the subject matter hereof, including, for avoidance of doubt, the Evaluation Agreement; provided, however, Attachment B to the Evaluation Agreement shall be of no further force and effect and in the event of a conflict between any of the provisions of this Agreement and Attachment B to the Evaluation Agreement, the provisions of this Agreement shall govern.  For the avoidance of doubt, this Agreement does not supersede any existing generally applicable confidentiality agreement between the Parties as it relates to time periods prior to the date hereof or to business dealings not covered by this Agreement.  No term of this Agreement may be amended except upon written agreement of both Parties, unless otherwise expressly provided in this Agreement.

13.2        Captions; Certain Conventions.  The captions in this Agreement are for convenience only and are not to be interpreted or construed as a substantive part of this Agreement.  Unless otherwise expressly provided herein or the context of this Agreement otherwise requires, (A) words of any gender include each other gender, (B) words such as “herein”, “hereof’, and “hereunder” refer to this Agreement as a whole and not merely to the particular provision in which such words appear, (C) words using the singular shall include the plural, and vice versa, (D) the words “include(s)” and “including” shall be deemed to be followed by the phrase “but not limited to”, “without limitation” or words of similar import, (E) the word “or” shall be deemed to include the word “and” (e.g., “and/or”), (F) references to “Article,” “Section,” “subsection,” “clause” or other subdivision, or to an Attachment or other appendix, without reference to a document are to the specified provision or Attachment of this Agreement and (G) all monetary amounts expressed herein shall be in U.S. dollars unless otherwise stated.  This Agreement shall be construed as if it were drafted jointly by the Parties.

13.3        Further Assurances.  The Parties agree to execute, acknowledge and deliver such further instruments and to take all such other incidental acts as may be reasonably necessary or appropriate to carry out the purpose and intent of this Agreement.

13.4        No Waiver.  Failure by either Party to insist upon strict compliance with any term of this Agreement in any one or more instances will not be deemed to be a waiver of its rights to insist upon such strict compliance with respect to any subsequent failure.

13.5        Severability.  If any term of this Agreement is declared invalid or unenforceable by a court or other body of competent jurisdiction, the remaining terms of this Agreement will continue in full force and effect.

13.6        Independent Contractors.  The relationship of the Parties is that of independent contractors, and neither Party will incur any debts or make any commitments for the other Party except to the extent expressly provided in this Agreement.  Nothing in this Agreement is intended to create or will be construed as creating between the Parties the relationship of

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

joint ventures, co-partners, employer/employee or principal and agent.  Neither Party shall have any responsibility for the hiring, termination or compensation of the other Party’s employees or contractors or for any employee benefits of any such employee or contractor.

13.7        Successors and Assigns.  This Agreement will be binding upon and inure to the benefit of the Parties, their successors and permitted assigns.  Neither Party may assign this Agreement, in whole or in part, without the prior written consent of the other Party, except that either Party may, without the other Party’s consent (but subject to prior written notice), assign this Agreement in its entirety to an Affiliate or to a successor to substantially all of the business or assets of the assigning company or the assigning company’s business unit responsible for performance under this Agreement.

13.8        No Third Party Beneficiaries.  This Agreement shall not confer any rights or remedies upon any person or entity other than the Parties named herein and their respective successors and permitted assigns.

13.9        Governing Law.  This Agreement shall be governed by and construed under the laws of the State of Delaware, USA, excluding its conflicts of law provisions.  The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

13.10      Alternative Dispute Resolution.  Any dispute arises between the Parties in connection with this Agreement shall first be presented to the respective senior executives of the Parties for their consideration and resolution.  If such Parties’ executives cannot resolve such dispute within ninety (90) days, then such dispute shall be submitted to arbitration by the International Institute for Conflict Prevention and Resolution, 575 Lexington Avenue, 21st Floor, New York, NY 10022 (“CPR”) by one arbitrator mutually agreed upon by the Parties.  If no agreement can be reached within thirty (30) days after names of potential arbitrators have been proposed by the CPR, then the CPR will choose one arbitrator having reasonable experience in commercial transactions of the type provided for in this Agreement.  The arbitration shall take place in the English language in New York City, New York, in accordance with the CPR administered arbitration rules then in effect, and judgment upon any award rendered in such arbitration will be binding and may be entered in any court having jurisdiction thereof.  The arbitration shall commence within sixty (60) days of the date on which a written demand for arbitration is filed.  The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability.  The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages.  The arbitrator shall award to the prevailing party, if any, the costs and attorneys’ fees reasonably incurred by the prevailing party in connection with the arbitration.

13.11      Publicity.  Neither Party will make any press release or other public disclosure regarding this Agreement or the transactions contemplated hereby without the other Party’s express prior written consent, except as required under Applicable Laws or by any governmental agency or by the rules of any stock exchange on which the securities of the disclosing Party are listed, in which case the Party required to make the press release or public disclosure shall use commercially reasonable efforts to obtain the approval of the other

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

Party as to the form, nature and extent of the press release or public disclosure prior to issuing the press release or making the public disclosure.  Without limiting the generality of the foregoing, Client shall not use Catalent’s name in a manner that could be construed as an endorsement of Client’s Drug, including any scientific conclusion as to safety or efficacy.

13.12      Right to Dispose and Settle.  If Catalent requests in writing from Client direction with respect to disposal of any inventories of Supplies, Client-supplied Materials, Drug, equipment, samples or other items belonging to Client and is unable to obtain a response from Client within a reasonable time period after making reasonable efforts to do so, Catalent shall be entitled in its sole discretion to (A) dispose of all such items and (B) set-off any and all amounts due to Catalent or any of its Affiliates from Client against any credits Client may hold with Catalent or any of its Affiliates.

13.13      Force Majeure.  Except as to payments required under this Agreement, neither party shall be liable in damages for, nor shall this Agreement be terminable or cancelable by reason of, any delay or default in such party’s performance hereunder if such default or delay is caused by events beyond such party’s reasonable control, including acts of God, law or regulation or other action or failure to act of any government or agency thereof, war or insurrection, civil commotion, destruction of production facilities or materials by earthquake, fire, flood or weather, labor disturbances, epidemic or failure of suppliers, vendors, public utilities or common carriers; provided, that the party seeking relief under this Section 13.13 shall immediately notify the other party of such cause(s) beyond such party’s reasonable control.  The party that may invoke this Section 13.13 shall use commercially reasonable efforts to reinstate its ongoing obligations to the other party as soon as practicable.  If the cause(s) shall continue unabated for 180 days, then both parties shall meet to discuss and negotiate in good faith what modifications to this Agreement should result from such cause(s).

13.14      Counterparts.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.  Any photocopy, facsimile or electronic reproduction of the executed Agreement shall constitute an original.

[Signature page follows]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

IN WITNESS WHEREOF, the Parties have caused their respective duly authorized representatives to execute this Agreement effective as of the Effective Date.

CATALENT U.K. SWINDON ZYDIS LIMITED

By:	/s/ B. Littlejohns
	Name:	B. Littlejohns
	Title:	President DDS

BIOHAVEN PHARMACEUTICAL HOLDING COMPANY LTD

By:	/s/ Robert Berman
	Name:	Robert Berman, MD
	Title:	Chief Medical Officer

Signature Page to Zydis® Development and License Agreement

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

ATTACHMENT A

DEVELOPMENT PROGRAM

[* * *]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

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Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

Catalent Pharma Solutions, LLC and Biohaven Pharmaceutical Holding
Company Limited Zydis® Terms and Conditions for Riluzole

A.                  Expiration.  This Quotation is valid for 30 days from the date hereof, and becomes binding if signed and delivered by both parties during that period.

B.                  Audits.  Client may conduct one quality assurance facility audit every [* * *] months at no cost.  Additional audits will be invoiced separately at the current rate for such services.

C.                  Regulatory Inspections.  Catalent will promptly notify Client of any regulatory inspections directly relating to the services performed under this Quotation (the “Project”).  Client shall reimburse Catalent for reasonable and documented costs associated with such regulatory inspections.

D.                  Changes.  Catalent may revise the prices provided in this Quotation (i) if Client’s requirements or any Client-provided information is materially inaccurate or incomplete; (ii) if Client revises Catalent’s responsibilities or the Project specifications, instructions, procedures, assumptions, processes, test protocols, test methods or analytical requirements; or (iii) for such other reasons set forth in this Quotation.  Any revision to this Quotation shall be set forth in a Quotation Amendment Request (“QAR”) signed by both Parties in accordance with Section V.

E.                   Payments.  Catalent will invoice Client as set forth in this Quotation.  Catalent charges a late payment fee of [* * *]% per month for payments not received by the date specified in this Quotation (or if no date is specified, within 30 days of invoice date).  Failure to bill for interest due shall not be a waiver of Catalent’s right to charge interest.

F.                    Taxes.  All sales, use, gross receipts, compensating, value-added or other taxes, duties, licenses or fees (excluding Catalent’s net income and franchise taxes) assessed by any tax jurisdiction arising from the Project are the responsibility of Client, whether paid by Catalent or Client.

G.                  Hazardous Materials.  Client warrants to Catalent that no specific safe handling instructions are applicable to any Client-supplied materials, except as disclosed to Catalent in writing by the Client in sufficient time for review and training by Catalent prior to delivery.  Where appropriate or required by law, Client will provide a Material Safety Data Sheet for all Client-supplied materials and finished product.

H.                 Delivery.  (i) Catalent shall deliver all products and other materials EXW (Incoterms 2010) Catalent’s facilities.  To the extent not already held by Client, title shall pass to Client upon such tender of delivery.  If Catalent provides storage services, title and risk of loss shall pass to client upon transfer to storage.

(ii) In the event Catalent arranges shipping or performs similar loading and/or logistics services for Client at Client’s request, such services are performed by

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2

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Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

Catalent at Client’s expense and on Client’s behalf as a convenience to Client only and does not alter subsection (i) above.

I.                      Limitations of Liability.  CATALENT’S TOTAL LIABILITY UNDER THIS QUOTATION SHALL IN NO EVENT EXCEED THE TOTAL FEES PAID UNDER THIS QUOTATION OR QAR, RESPECTIVELY (BUT EXCLUDING FEES AND COSTS FOR PROCURING COMPARATOR DRUG).  CATALENT SHALL HAVE NO LIABILITY UNDER THIS QUOTATION OR QAR FOR ANY AND ALL CLAIMS FOR LOST, DAMAGED OR DESTROYED API OR CLIENT-SUPPLIED MATERIALS, WHETHER OR NOT INCORPORATED INTO FINISHED PRODUCT. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF PERFORMANCE UNDER THIS QUOTATION OR QAR, INCLUDING WITHOUT LIMITATION LOSS OF REVENUES, PROFITS OR DATA, WHETHER IN CONTRACT OR IN TORT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NOTHING IN THIS QUOTATION SHALL LIMIT THE LIABILITY OF CATALENT FOR DEATH OR PERSONAL INJURY ARISING FROM THE NEGLIGENCE OF CATALENT, THE LIABILITY OF CATALENT FOR FRAUDULENT MISREPRESENTATION OR ANY OTHER MATTER FOR WHICH IT WOULD BE ILLEGAL FOR CATALENT TO EXCLUDE OR ATTEMPT TO EXCLUDE LIABILITY.

J.                      Confidentiality.  All information disclosed by a party in connection with this Quotation shall be confidential information, unless such information is (i) already known to the receiving party, on a non-confidential basis, as evidenced by written records; (ii) independently developed or discovered by the receiving party without the use of the disclosing party’s confidential information, as evidenced by written records; (iii) in the public domain, other than through the fault of the receiving party; (iv) disclosed to the receiving party by a third party not in breach of a duty of confidentiality owed to the disclosing party.  Neither party shall, without the other party’s prior written consent, use the confidential information of the other party or disclose such information except (a) to provide to employees of the receiving party or its affiliated entities who require such information to perform such party’s obligations under this Quotation, or (b) as required to be disclosed by law, or court or administrative order, provided that the receiving party first gives prompt written notice thereof to the disclosing party.  This undertaking shall survive for [* * *] years following the date of this Quotation.  The data and results of the Project (the “Project Results”) shall be the property of Client and shall be deemed confidential information of Client.  Catalent may request permission to use any Project Results which permission will not be unreasonably withheld.

K.                  Intellectual Property.  For purposes hereof, “Intellectual Property” means all intellectual property (whether or not patented), including without limitation, patents, patent applications, know-how, trade secrets, copyrights, trademarks, designs, concepts, technical information, manuals, standard operating procedures, instructions, specifications, inventions, processes, data, improvements and developments; and “Inventions” means Intellectual Property characterized, conceived, developed, derived, discovered, generated, identified, first reduced to

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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practice or otherwise made, as the case may be, by employees, servants or agents of Client and/or Catalent in connection with this Project.  All rights to and interests in Intellectual Property that is owned by, licensed to or otherwise controlled by a party or its affiliates (A) as of the date of this Quotation or (B) except as provided below in this Section K, at any time following the date of this Quotation, shall remain vested solely in such party and the other party will obtain no right of any kind or license therein by reason of this Quotation, except that Catalent shall have the right to use such Intellectual Property of Client to the extent required in connection with the performance of its obligations hereunder.  As between Client and Catalent, all Inventions shall be (A) the property of Client if the Invention specifically relates to Client’s compounds [* * *] and formulations thereof, (B) the property of Client if the Invention relates to the application or use of [* * *] (for example, [* * *]), and (c) the property of Catalent in all other circumstances, including Inventions relating specifically to the Zydis Technology, except to the extent that such Invention is specifically related to [* * *].  The party owning such Invention shall have the right, in its sole discretion, to determine the patent strategy for such Invention, which may include not obtaining patent protection in a particular country or any country.  The parties shall cooperate to achieve the allocation of rights to Inventions anticipated herein and each party shall be solely responsible for costs associated with the protection of its Intellectual Property.  Catalent and its Affiliates have developed and licensed proprietary technology for the manufacture of the patented Zydis® Fast Dissolving Dosage Form (“Zydis”) for the administration of pharmaceutical drugs (collectively, along with the Zydis Patents and all know-how, data, results and information relating to Zydis and the Zydis Patents (whether produced prior to or after the Effective Date), the “Zydis Technology”.  “Zydis Patents” mean the valid and issued patents and pending patent applications (until such time as such applications or any of them are denied, abandoned or issued into patents), and any foreign cognates, divisional, continuation, continuation-in-part, reissue, re-examination, extension, patent of addition, provisional applications, confirmation patent, registration patent, pipeline protection or supplementary protection certificate related thereto, that include claims relating to fast dissolving drug delivery systems, that Catalent or its Affiliates own or under which Catalent or its Affiliates are licensed with the right to sublicense.  [* * *].  The parties acknowledge that Catalent shall have no right to use [* * *], that Client is not granted any rights to the Zydis Technology, and that any use of [* * *] by Client may require a license from Catalent to make, use, sell or produce any such [* * *].

L.                   Warranties.  Catalent will perform the Project in accordance with the written specifications and Project instructions expressly set forth or referenced in this Quotation and United States current Good Manufacturing Practices.  THE WARRANTIES SET FORTH IN THIS ARTICLE ARE THE SOLE AND EXCLUSIVE WARRANTIES MADE BY CATALENT TO CLIENT, AND CATALENT MAKES NO OTHER REPRESENTATIONS, WARRANTIES OR GUARANTEES OF ANY KIND WHATSOEVER, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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M.               Client Obligations.  Unless otherwise agreed to by the parties in writing, Client is solely responsible at its cost and expense to (i) provide complete and accurate scientific data regarding the Project; (ii) deliver to Catalent all Client-supplied materials; (iii) prepare all submissions to regulatory authorities and obtain Catalent’s prior written consent (which will not be unreasonably withheld) before identifying Catalent in such regulatory submissions; (iii) if applicable, review and approve all in-process and finished product test results to ensure conformity of such results with the product specifications, regardless of which party is responsible for finished product release; and (iv) perform such other obligations of Client set forth in this Quotation.

N.                  Regulatory Compliance.  Catalent shall obtain and maintain all permits and licenses with respect to general facility operations in the jurisdiction in which Catalent performs the services.  Client shall be responsible at its cost to obtain and maintain all other regulatory approvals, authorizations, certifications and permits relating to Client-supplied materials and Client product, including without limitation those relating to the import, export, use, distribution and sale of Client-supplied materials and Client product.  Client shall reimburse Catalent for any payments Catalent is required to make to any regulatory authority resulting directly from Catalent’s formulation, development, manufacturing, processing, filling, packaging, storing or testing of Client’s product or Client-supplied materials (including without limitation any payments or fees Catalent is required to make pursuant to the Generic Drug User Fee Act of 2012).  Catalent shall not be obligated to perform any services which would involve any countries that are targeted by the comprehensive sanctions, restrictions or embargoes administered by the United Nations, European Union, United Kingdom or United States.

O.                  Indemnification.  Client will indemnify, defend and hold harmless Catalent, its affiliates and their respective directors, officers, employees and agents against any third-party claim arising directly or indirectly from (i) the manufacture, promotion, marketing, distribution or sale of, or use of or exposure to, the product, API and Client-supplied materials that are the subject of the Project; (ii) the negligence or willful misconduct of Client; (iii) the breach of this Quotation by Client; or (iv) the use of any intellectual property, materials or other information provided by Client to Catalent; in each case, including but not limited to costs associated with responding to subpoenas and giving testimony relating to disputes between Client and third parties.  Catalent will indemnify, defend and hold harmless Client, its affiliates and their respective directors, officers, employees and agents from any third-party claim arising directly or indirectly from the negligence or willful misconduct of Catalent or the breach of this Quotation by Catalent.

P.                    Right to Dispose and Settle.  If Catalent requests in writing from Client direction with respect to disposal of products, materials, equipment, samples or other items belonging to Client and is unable to obtain a response from Client within a reasonable time period (but in no event less than [* * *] days) after making reasonable efforts to do so, Catalent may in its sole discretion (i) dispose of all such items and (ii) set-off any and all amounts due to Catalent or any of its affiliates from Client against any credits Client may hold with Catalent or any of its affiliates.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Q.                  Force Majeure.  Neither party will be liable for any failure to perform or for delay in performance resulting from any cause beyond its reasonable control, including without limitation acts of God, fires, floods or weather, strikes or lockouts, factory shutdowns, embargoes, wars, hostilities or riots, or shortages in transportation.  If the cause continues unabated for 90 days, then both parties shall meet to discuss and negotiate in good faith what modifications to this Quotation should result from such cause.

R.                  Use and Disposal.  Client represents and warrants to Catalent that Client will hold, use and/or dispose of products and other materials provided by Catalent in accordance with all applicable laws, rules and regulations.  Client grants Catalent full authority to use any Client-supplied materials for purposes of the Project.

S.                    Record Retention.  Unless the parties otherwise agree in writing, Catalent will retain batch, laboratory and other technical records for the minimum period required by applicable law.

T.                   Independent Contractor.  The relationship of the parties is that of independent contractors and not of joint venturers, co-partners, employer/employee or principal/agent.

U.                  Publicity.  Neither party will make any press release or other public disclosure regarding this Quotation or the transactions contemplated hereby without the other party’s express prior written consent, except as required by applicable law, by any governmental agency or by the rules of any stock exchange on which the securities of the disclosing party are listed, in which case the party required to make the press release or public disclosure shall use commercially reasonable efforts to obtain the approval of the other party as to the form, nature and extent of the press release or public disclosure prior to issuing the press release or public disclosure.

V.                  Amendment & Precedence.  These Terms and Conditions constitute a part of the Quotation to which they are attached (collectively, “this Quotation”); provided, that these Terms and Conditions supersede any conflicting terms and conditions set forth in the Quotation to which they are attached or any other document, including Client purchase order.  This Quotation constitutes the entire understanding between the parties, and supersedes any contracts, agreements or understandings (oral or written) of the parties, with respect to the Project.  No term of this Quotation may be amended except upon written agreement signed by both parties.

W.               Dispute Resolution.  If a dispute arises between the parties in connection with this Quotation, the respective presidents or Senior Executives of Catalent and Client shall first attempt to resolve the dispute.  If such parties cannot resolve the dispute, such dispute shall be resolved by the International Institute for Conflict Prevention and Resolution (“CPR”), 575 Lexington Avenue, 21st Floor, New York, NY 10022 in accordance with CPR’s then existing commercial arbitration rules.  The arbitration proceedings shall be conducted in New York, New York and the exclusive language of the proceedings shall be English.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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X.                  Survival.  Subject to execution, the rights and obligations of Client and Catalent in Articles E, F, I, J, K, O, S, U, W, X and Y of these Terms and Conditions shall survive termination or expiration of this Quotation.

Y.                  Governing Law.  This Quotation shall be governed by and construed under the laws of the State of New Jersey, USA, excluding its conflict of law provisions.  The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Quotation.

Z.                   Clinical and Regulatory.  Within [* * *] months after the execution of this Quotation, but in any event prior to the delivery by Catalent of any supplies required to be manufactured in accordance with cGMP, including supplies to be used in human clinical trials, the parties shall negotiate in good faith and enter into a Quality Agreement.  In the event of a conflict between any of the provisions of this Quotation and the Quality Agreement with respect to quality-related activities, including compliance with cGMP, the provisions of the Quality Agreement shall govern.  In the event of a conflict between any of the provisions of this Quotation and the Quality Agreement with respect to any commercial matters, including allocation of risk, liability and financial responsibility, the provisions of this Quotation shall govern.  Client shall be responsible for conducting any activities relating to the planning and execution of pre-clinical and clinical studies in animals or humans and for preparing and filing regulatory submissions with respect thereto, including any costs associated therewith.  Client shall obtain and maintain all necessary regulatory approvals and to comply with all applicable laws and regulations in this respect, including filing all periodic reports, safety reports, and all other notifications as required by the regulatory authorities.  Client shall be responsible for retaining and maintaining all study records, financial information, and reserve samples, as required under applicable laws generated or used in the execution of the pre-clinical and clinical studies in animals or humans performed in connection with this Quotation.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Why Catalent?

Unrivaled experience, deepest expertise, and a track record of market success on a global scale.

We serve 49 of the top 50 pharmaceutical and 36 of the top 50 biotech companies.

We support thousands of innovative prescription, generics, and consumer health companies.

We operate 20+ global sites across 100+ markets.

We create expert solutions from over 1,000 scientists, including key opinion leaders in drug development and delivery.

We support 40% of recent new U.S. drug approvals.

We manufacture or package 100 billion units annually.

We are the industry leader in drug delivery technology.

We use a multi-faceted approach to solve bioavailability and patient adherence challenges.

We provide end-to-end biologics technologies, from gene expression to fill/finish.

We offer fully-integrated medication supply chain solutions.

We have a proven track record in regulatory compliance in all key jurisdictions.

We are fully dedicated to high standards of quality, cGMP leadership, and LEAN operational excellence.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ATTACHMENT B

FORM OF QUALITY AGREEMENT

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Quality Agreement

Between

CUSTOMER

And

Catalent Pharma Solutions, LLC
14 Schoolhouse Road
Somerset, NJ 08873

With Offices At

Site address	Site address

For Product
(add product name or refer to product list in appendix)
Effective dates from month/year to month year
Next Review add month/year

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This Quality Agreement has been reviewed, approved, and accepted by:

Name	Date	Name	Date
Company Name		Company Name
Company Address		Company Address
Email Address		Email Address

Additional names of signatories as needed	Date	Additional names of signatories as needed	Date

Additional names of signatories as needed	Date	Additional names of signatories as needed	Date

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Quality Agreement

This is a Quality Agreement for the PRODUCT: add product name or list products in Appendix Il (this “Quality Agreement”).  This Quality Agreement defines the duties of Catalent Pharma Solutions, LLC (CATALENT) and (CUSTOMER) for the pharmaceutical manufacturing and packaging of PRODUCT. This Quality Agreement applies to clinical/submission batches prior to product commercialization.  A separate Quality Agreement will be executed for commercialization.

This Quality Agreement takes the form of a detailed checklist of all the activities associated with pharmaceutical manufacturing, release testing, and stability testing of Product.  Responsibility for each activity is assigned to either CATALENT or CUSTOMER in the appropriate box in the Responsibility Delegation Checklist, which follows.  Activities and/or requirements assigned to both Catalent and the Customer means that both parties will be responsible for carrying out the referenced activity or meeting the listed requirement.  For example, the following requirement, “Is not debarred and does not employ or use the services of any individual who is debarred” would apply to both the customer and Catalent and both responsibility boxes would be checked off.  If both Customer and Catalent activity/responsibility boxes are checked off but the referenced activity/responsibility does not equally apply to both the Customer and Catalent, the relevant activities/responsibilities applying to the customer and to Catalent shall be denoted in the respective box.

In order to provide better quality assurance, CATALENT will perform the activities defined herein in accordance with Standard Operating Procedures (defined below) to the extent that a Standard Operating Procedure is applicable to such activity.  In the event of a conflict between the terms of this Quality Agreement and a Standard Operating Procedure, the Quality Agreement shall control.  This Quality Agreement is subject to the terms of a Services Agreement (defined below).  In the event of a conflict between the provisions of this Quality Agreement and the Services Agreement with respect to quality-related activities outlined in this Quality Agreement, including responsibility for compliance with cGMP, this Quality Agreement shall control.  In the event of a conflict between the Services Agreement and this Quality Agreement relating to allocation of risk, financial responsibility and liability, the provisions of the Services Agreement shall control.

For purposes of this Quality Agreement, the following definitions shall apply:

A.                        “Aberrant/Atypical Data” means any data or result that is still within specification, but is unexpected, questionable, irregular, deviant or abnormal.

B.                        “Active Pharmaceutical ingredient” (API) shall mean the active pharmaceutical ingredient used in the manufacture of the Product as identified in the Specifications.

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C.                        “Applicable Laws” means, with respect to CUSTOMER, all laws, ordinances, rules and regulations, as amended from time to time, of each jurisdiction in which API or Product is produced, marketed, distributed, used or sold; and with respect to Catalent, all laws, ordinances, rules and regulations, as amended from time to time, of the jurisdiction in which Catalent performs the services.

D.                        “Certificate of Analysis” (COA) is a listing of all results for tests conducted on samples of a lot of product compared to the specifications defined by the CUSTOMER and listed in the regulatory applications and application compendia.

E.                         “Certificate of Compliance/Conformance” (COC) is a statement that the lot of product was manufactured, packaged and tested in accordance with cGMP, identifies the master batch record documents and lists any incident reports and investigations identified associated with the lot of Product.

F.                          “Controlled Drug Substances” (CDS) is any drug, or therapeutic agent, commonly understood to include narcotics with a potential for abuse or addiction, which is held under strict governmental control, as defined by the United States Controlled Substances Act, 21 U.S.C. 802 et seq.

G.                        “Code of Federal Regulations (USA)” (CFR) is the codification of the general and permanent rules published in the Federal Register by the executive departments and agencies of the Federal Government.  It is divided into 50 titles that represent broad areas subject to Federal regulation.  Each volume of the CFR is updated once each calendar year and is issued on a quarterly basis.

H.                       “Current Good Manufacturing Practice” (cGMP) means current Good Manufacturing Practices promulgated by the Regulatory Authorities in the jurisdictions included in Applicable Laws (as applicable to CUSTOMER and Catalent, respectively).  In the European Union, this includes Directive 2003/94/EC (as supplemented by Volume 4 of EudraLex published by the European Commission), as amended, if and as implemented in the relevant constituent country, and in the United States, this includes 21 C.F.R. Parts 210 and 211, as amended.

I.                            “Debarred” shall mean the penalty imposed by the US FDA pursuant to 21 USC 335a (a) or 335a (b) on persons or companies that have engaged in criminal conduct with respect to the development or approval of new or generic drugs or engaged in certain other types of criminal conduct.  A debarred person or company is precluded from submitting or assisting in the submission of an NDA or ANDA and may not provide services in any capacity to a party that has an approved or pending drug application.

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J.                            “For Cause Audit” shall mean any of a series of inspections conducted for various compelling reasons (questionable data in a final report, tips from informers, etc.).

K.                        “Drug Enforcement Administration” (DEA) is the US federal agency responsible for enforcing laws and regulations governing narcotics and controlled substances.

L.                         “Excipients” shall mean the inactive ingredients found in a drug product.  These include dyes, flavors, binders, emollients, fillers, lubricants, and preservatives.

M.                     “Facilities” means the following Catalent facilities located at:

Facility	Service
List each facility (name, address)	List services the facility is providing

List each facility (name, address)	List services the facility is providing

List each facility (name, address)	List services the facility is providing

N.                        “Marketing Authorization Application” shall mean any application for marketing authorization, which has not yet been approved by the FDA or other Regulatory Authority, including without limitation, FDA New Drug Application (NDA), FDA Abbreviated New Drug Application (ANDA) and similar marketing applications promulgated by Regulatory Authorities.

O.                        “Marketing Authorizations” shall mean any approved application for marketing authorization, including without limitation, FDA New Drug Application (NDA), FDA Abbreviated New Drug Application (ANDA) and similar marketing authorizations promulgated by Regulatory Authorities.

P.                          “Out of Specification” (OOS) shall mean a result that falls outside of the test’s acceptance criteria (e.g. criteria established in filed applications, approved marketing submissions, official compendia, or by the manufacturer or the customer).

Q.                        “Out of Tolerance” shall mean a calibration result that is outside of the instrument’s specified performance limits.

R.                        “Out of Trend” shall mean a result that is not in trend with previously acquired results.  This will typically apply to either stability projects when comparisons

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are made with previous intervals or to release testing when a substantial testing history has been generated.

S.                          “Packaging Materials” shall mean collectively all packaging components and ingredients (including labels, product inserts, and other labeling for Products) required to package the Products in accordance with the specifications.

T.                         “Process” or “Processing” shall mean the compounding, filling, producing and/or packaging of the Raw Materials into Product in accordance with the Specifications.  Such activities include the requisite in-process analytical testing and inspections.

U.                        “Product” shall mean such drug product being manufactured and/or packaged by Catalent pursuant to a Services Agreement.  The term “Product” shall comprise both “Bulk Product” and “Finished Product” where Bulk Product means such Product which has completed all parts of the Process up to but not including final packaging and where Finished Product shall mean Product which has undergone all stages of the Process including packaging in its final container.

V.                        “Raw Materials” shall mean all raw materials, supplies, components and packaging materials, not including the API, necessary to process, bulk package and ship the Product in accordance with specifications.

W.                     “Regulatory Authority” shall mean the FDA and any other regulatory authority within a Territory involved in regulating any aspect of the development, manufacture, market approval, sale, distribution, packaging or use of the Product.

X.                        “Reprocessing” shall mean the duplication of a step or steps currently in the manufacturing formula in order to bring the batch into conformance with specifications, and which will not alter the safety, identity, strength, quality or purity of the drug product beyond the established requirements.

Y.                        “Rework” shall mean any additional steps that are not part of the manufacturing formula, taken to process a batch to bring the batch into conformance with the specifications and which will not alter the safety, identity, strength, quality or purity of the drug product beyond the established requirements.

Z.                         “Services Agreement” shall mean the agreement entered into between Catalent and Customer which sets forth the terms and conditions agreed between the parties governing the provision of services by Catalent on behalf of Customer, including but not limited to supply agreements, standard or negotiated terms and conditions, master clinical or commercial services

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agreements, development and manufacturing agreements (collectively referred to herein as “Services Agreement”).

AA.               “Specifications” shall mean the written specifications for the Product set forth in the Services Agreement and attached hereto as an Exhibit.

BB.               “Standard Operating Procedures” (SOP) shall mean the standard operating procedures in effect at Catalent which have been approved by Catalent Quality Assurance department and which are applicable to the Processing.  The Standard Operating Procedures shall be in compliance with cGMP.

CC.               “Territories” shall mean the United States of America [and the European Union] and any other country, which the parties agree in writing to add to this Quality Agreement and the Services Agreement from time to time.

DD.               “US Food and Drug Administration” (FDA) is an agency of the United States Department of Health and Human Services responsible for protecting public health by assuring the safety, efficacy, and security of human and veterinary drugs, biological products, medical devices, foods, cosmetics, and products that emit radiation.

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RESPONSIBILITY DELEGATION CHECKLIST

RESPONSIBILITIES		CUSTOMER	CATALENT Manufacturing Site	CATALENT Packaging Site	CATALENT Testing Site
1.	Regulatory Authorizations & GMP Compliance
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

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APPENDIX I

KEY CONTACT INFORMATION

CATALENT

Contact Person	Address	Numbers	Email Address
Name:		P:
Title: Director, QA		F:
Name:		P:
Title: Testing Labs		F:
Name:		P:
Title: Project Manager		F:
Name:		P:
Title: Technical Services		F:

CUSTOMER

Contact Person	Address	Numbers	Email Address
Name:		P:
Title: Director, QA		F:
Name:		P:
Title:		F:

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APPENDIX II

Products Covered By Quality Agreement

This Quality Agreement covers the following products:

Product Name
API Source	Product Code/Identifier

QUALITY AGREEMENT REVISION HISTORY

Version Number	Description of Document Revision	Date
0.0	New Version	Jun 2013

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ATTACHMENT C

COMMERCIAL SUPPLY TERMS

THIS ATTACHMENT C INCLUDES CERTAIN TERMS TO BE INCLUDED IN A SUPPLY AGREEMENT BETWEEN CLIENT AND CATALENT. THE TERMS INCLUDED ARE NOT INTENDED TO BE EXHAUSTIVE. CATALENT OR ITS COUNSEL WILL PREPARE THE INITIAL DRAFT OF THE SUPPLY AGREEMENT. ANY AGREEMENT RELATING TO THE SUBJECT MATTER HEREOF SHALL BE SUBJECT AMONG OTHER THINGS TO THE NEGOTIATION AND EXECUTION OF A DEFINITIVE SUPPLY AGREEMENT BETWEEN CLIENT AND CATALENT.

•                  If Catalent refuses or are unable to manufacture any of the Products for whatever reason, other than force majeure, Client may seek alternate manufacturers, subject to Client obtaining the necessary license for the additional rights to make or have made the Product, which shall be negotiated in good faith by the Parties.

•                  Catalent will, at Client’s request and expense, fully transfer, qualify, and validate all manufacturing and testing of each Product to a second Catalent facility, or at Catalent’s discretion, a third party facility acceptable to Client, within [* * *] months of the first regulatory approval in the Territory.

•                  In addition, Catalent shall put a description of its Zydis Technology reasonably sufficient for a third party to manufacture the Products in a technology escrow to be released to a third party only in the event that Catalent is unable or unwilling to manufacture the Products for Client at a Catalent facility or a qualified third-party facility.

•                  Product per tablet cost to Client from Catalent shall be between $[* * *] and $[* * *] including COG, costs of manufacturing and primary unit dose packaging, but excluding the cost of Drug.

•                  For any Products sold or supplied by Catalent, Catalent will represent and warrant to Client that the Products shall be manufactured in accordance with Applicable Laws and cGMP, shall comply with the applicable specifications, and shall not be adulterated, misbranded or mislabeled within the meaning of Applicable Laws and cGMP; provided, that Catalent shall not be liable for defects attributable to Client-supplied materials (including artwork, advertising and labeling), provided further, that Catalent shall not utilize any debarred person in the supply, manufacture, packaging or labeling of any Product for Client.

•                  Catalent agrees to properly pack, label and deliver Products Ex Works (Incoterms 2010) in accordance with Applicable Laws and Catalent’s standard procedures.

•                  Client shall be granted access upon at least [* * *] business days’ prior notice, at reasonable times during regular business hours, to inspect the portion of

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Catalent’s facility where Catalent processes the Products and to the relevant personnel performing services for Client.  Client may not conduct such an inspection audit more than [* * *] during any 12-month period; provided, that additional inspections may be conducted in the event there is a material quality or compliance issue concerning the Products.

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